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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)    September 29, 1999


                                 PEOPLE'S BANK
             (Exact Name of Registrant as Specified in its Charter)



                                  Connecticut
                 (State or Other Jurisdiction of Incorporation)



       333-45785                                   06-1213065
(Commission File Number)                (I.R.S. Employer Identification No.)



850 Main Street, Bridgeport, Connecticut                       06604
(Address of Principal Executive Offices)                     (Zip Code)


                                (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



                                                                     Page 1 of 3
                                             Index to Exhibits appears at page 2

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Item 5.   Other Events.

          The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.


 Exhibit
   No.          Document Description
 -------        --------------------


  1.1           Underwriting Agreement.

  4.2           Series 1999-1 Supplement to the Pooling and Servicing Agreement.

  4.3           Interest Rate Caps.

  20            Monthly Servicer's Report.

                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PEOPLE'S BANK



Dated: October 12, 1999          By:  /s/ George W. Morriss
                                     ----------------------
                                         Name:  George W. Morriss
                                         Title: Executive Vice President and
                                                Chief Financial Officer